Supplement to the
Fidelity® Nasdaq
Composite® Index Fund
January 28, 2012
Summary Prospectus
As Revised
September 6, 2012

Effective January 1, 2013, the following information replaces the information under "Shareholder fees" under the heading "Fee Table" on page 2.

Shareholder fees (fees paid directly from your investment)
Redemption fee on shares held less than 90 days (as a % of amount redeemed)	0.75%

The following information replaces the biographical information for Eric Matteson under the heading "Portfolio Manager(s)" on page 5.

Peter Matthew (assistant portfolio manager) has managed the fund since August 2012.

In addition, the biographical information for Bobe Simon is no longer applicable.

The following information replaces the similar information under the heading "Purchase and Sale of Shares" on page 6.

Initial Purchase Minimum	$2,500
For Fidelity Simplified Employee Pension-IRA and Keogh accounts, and Non-Fidelity Prototype Retirement accounts	$500
Through regular investment plans in Fidelity Traditional IRAs, Roth IRAs, and Rollover IRAs (requires monthly purchases of $200 until fund balance is $2,500)	$200

The fund may waive or lower purchase minimums in other circumstances.

EIF-SUM-12-01  December 11, 2012
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